UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2008
COMSCORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11950 Democracy Drive, Suite 600
Reston, Virginia 20190
(Address of principal executive offices)
(703) 438-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     This Amendment No. 1 to Current Report on Form 8-K/A is being filed by comScore, Inc. (“comScore”) solely for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K originally filed by comScore with the Securities and Exchange Commission on May 28, 2008 (the “Original Form 8-K”) in connection with that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among comScore, M:Metrics, Inc., a Delaware corporation (“M:Metrics”), OpinionCounts, Inc., a Delaware corporation and wholly owned subsidiary of comScore and Randolph L. Austin, Jr., as Stockholder Representative. As indicated in the Original Form 8-K, this
Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K.
     The pro forma financial information required by Item 9.01(b) of Form 8-K (attached hereto as Exhibit 99.4) sets forth certain unaudited pro forma condensed combined financial information of comScore after giving effect to the acquisition of M:Metrics and adjustments described in such pro forma financial information. The acquisition of M:Metrics closed on May 28, 2008.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
     The following financial statements of M:Metrics are being filed as exhibits to this amendment and are incorporated by reference herein:
Exhibit 99.2- M:Metrics’s audited consolidated financial statements, including M:Metrics’s audited consolidated balance sheets as of December 31, 2007 and December 31, 2006, and M:Metrics’s audited consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for each of the years ended December 31, 2007, 2006 and 2005.
Exhibit 99.3- M:Metrics’s unaudited condensed consolidated financial statements, including M:Metrics’s condensed consolidated balance sheet as of March 31, 2008, M:Metrics’s unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for each of the three month periods ended March 31, 2008 and 2007.
     (b) Unaudited Pro Forma Financial Information
     The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:
Exhibit 99.4- The unaudited pro forma condensed combined financial statements of comScore after giving effect to the acquisition of M:Metrics and adjustments described in such pro forma financial information.

     (d) Exhibits

Exhibit No.	Description

2.1*†	Agreement and Plan of Merger, dated May 28, 2008, by and among comScore, Inc., OpinionCounts, Inc., M:Metrics, Inc. and Randolph L. Austin, Jr., as Stockholder Representative. (Exhibit 2.1)

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1**†	Press release of comScore issued on May 28, 2008 announcing the execution of the Merger Agreement and completion of the acquisition of M:Metrics, Inc. by comScore, Inc. (Exhibit 99.1)

99.2	M:Metrics’s audited consolidated financial statements as of December 31, 2007 and December 31, 2006 and for each of the years ended December 31, 2007, 2006 and 2005.

99.3	M:Metrics’s unaudited condensed consolidated financial statements as of March 31, 2008 and for each of the three month periods ended March 31, 2008 and 2007.

99.4	Unaudited pro forma condensed combined financial statements.

*	The registrant has omitted certain schedules and exhibits identified in the Merger Agreement in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.

†	Incorporated by reference to the exhibit to the registrant’s Current Report on Form 8-K, Commission File No. 000-1158172, filed on May 28, 2008. The exhibit number in parentheses following the above description indicates the corresponding exhibit number in such Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin

Christiana L. Lin
General Counsel and Chief Privacy Officer
Date: August 13, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1*†	Agreement and Plan of Merger, dated May 28, 2008, by and among comScore, Inc., OpinionCounts, Inc., M:Metrics, Inc. and Randolph L. Austin, Jr., as Stockholder Representative. (Exhibit 2.1)

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1**†	Press release of comScore issued on May 28, 2008 announcing the execution of the Merger Agreement and completion of the acquisition of M:Metrics, Inc. by comScore, Inc. (Exhibit 99.1)

99.2	M:Metrics’s audited consolidated financial statements as of December 31, 2007 and December 31, 2006 and for each of the years ended December 31, 2007, 2006 and 2005.

99.3	M:Metrics’s unaudited condensed consolidated financial statements as of March 31, 2008 and for each of the three month periods ended March 31, 2008 and 2007.

99.4	Unaudited pro forma condensed combined financial statements.

*	The registrant has omitted certain schedules and exhibits identified in the Merger Agreement in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.

†	Incorporated by reference to the exhibit to the registrant’s Current Report on Form 8-K, Commission File No. 000-1158172, filed on May 28, 2008. The exhibit number in parentheses following the above description indicates the corresponding exhibit number in such Form 8-K.